                                                                     EXHIBIT 3.7

                                                                PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                  ARTICLES OF INCORPORATION
                    (PREPARE IN ORIGINAL)                       [X] DOMESTIC BUSINESS CORPORATION                            FEE
                                                                                                                           $75.00
                 COMMONWEALTH OF PENNSYLVANIA                   [ ] DOMESTIC BUSINESS CORPORATION
           DEPARTMENT OF STATE -- CORPORATION BUREAU                   A CLOSE CORPORATION - COMPLETE BACK
       308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120
                                                                [ ] DOMESTIC PROFESSIONAL CORPORATION
                                                                      ENTER BOARD LICENSE NO.
--------------------------------------------------------------- -------------------------------------------------------- ----------

010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2908 B)
  Aerolink International, Inc.
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011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
  Cargo Building #1, Greater Pittsburgh International Airport, P.O. Box 12375
-----------------------------------------------------------------------------------------------------------------------------------

012 CITY                                                        033 COUNTY               013 STATE                  064 ZIP CODE
  Pittsburgh                                                    Allegheny                   PA                        15231 (02)
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050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

         The Corporation shall have the following purposes:

         To service commercial aircraft cargo and to engage in any lawful act concerning any or all lawful business for which corporations may be incorporated under the Act of May 5, 1933, as amended, under the provisions of which this Corporation is incorporated.




(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------

The Aggregate Number Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:

040 Number and Class of Shares                         041 Stated Par Value Per    042 Total Authorized      031 Term of Existence
1,000 common shares                                    Share if Any   $1.00        Capital $1,000.00          Perpetual
-----------------------------------------------------------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator

                                         061, 062
060 Name                                 063, 064 Address        (Street, City, State, Zip Code)  Number & Class of Shares
---------------------------------------- ------------------------------------------------------- ----------------------------------
Stuart R. Kaplan, Esq.                   600 Grant Street, 42nd Floor                             One (1) Share of Common Stock
---------------------------------------- ------------------------------------------------------- ----------------------------------
                                         Pittsburgh, PA 15219
---------------------------------------- ------------------------------------------------------- ----------------------------------

---------------------------------------- ------------------------------------------------------- ----------------------------------
                                                  (ATTACH 8 1/2 X 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------ ----------------------------------

IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION
THIS      7th       DAY OF    October   1987.
    ---------------       -------------   --


                                                                         /s/ Stuart R. Kaplan
          -------------------------------------------------------        -------------------------------------------------------
                                                                         Stuart R. Kaplan, Sole Incorporator

          -------------------------------------------------------        -------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       - FOR OFFICE USE ONLY -
-----------------------------------------------------------------------------------------------------------------------------------
030 FILED                              002 CODE                   003 REV BOX    SEQUENTIAL NO.   100 MICROFILM NUMBER

                                       --------------------------
              October 8, 1987          REVIEWED BY                                    31649                  8763 751
                                                                  -------------- ---------------- ---------------------------------
                                       /s/                        004 SICC           AMOUNT       001 CORPORATION NUMBER
                                       --------------------------
/s/                                    DATE APPROVED
                                                                                       $75                   1003354
                                                                  -------------- ---------------- ---------------------------------
                                       --------------------------
                                       DATE REJECTED              CERTIFY TO     INPUT BY         LOG IN         LOG IN (REFILE)
                                                                  [ ] REV.
                                       --------------------------
       Secretary of the Commonwealth   MAILED BY           DATE   [ ] L & I            /s/        Oct. 08 1987
            Department of State                                                  ---------------- -------------- ------------------
       Commonwealth of Pennsylvania                               [ ] OTHER      VERIFIED BY      LOG OUT        LOG OUT (REFILE)


                                                                                       /s/
                                                                                 ---------------- -------------- ------------------
P.O. [        ]

                         CONSENT TO USE OF SIMILAR NAME



Pursuant to 19 Pa. Code Section 17.3 (relating to use of a confusingly similar name) the undersigned association, desiring to [x] to the use by another association of a name which is confusingly similar to its name, hereby certifies that:

1. The name of the association executing this Consent to Use of Similar Name is: Aerolink International, Inc.

--------------------------------------------------------------------------------

The (a) Address of this association's current registered office in this Commonwealth or (b) name of its commercial registered service provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

Greater Pittsburgh International Airport,
Cargo  Building No. 3,
P.O. Box 12375                                Pittsburgh      PA        15231    Allegheny
--------------------------------------------- --------------- --------- -------- -------------
NUMBER AND STREET                             CITY            STATE     ZIP      COUNTY


c/o:                       N/A
       -------------------------------------------------------------------------
       NAME OF COMMERCIAL REGISTRANT OFFICE PROVIDER

an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

date of its incorporation or other organization is:       October 8, 1987

statute under which it was incorporated or otherwised organized is: Act of May 5, 1933, P.L. 364, as amended association(s) entitled to the benefit of this Consent to Use of Similar Name is
(are): Aerolink Management, Inc. and Aerolink International L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


check in this box: [ ] indicates that the association executing this Consent to Use of Similar Name is the parent or prime affiliate of a group of association using the same name with geographic or other designations, and that such association is authorized to and does hereby act on behalf of all such affiliated associations, including the following (see 19 Pa. Code 17.3(c)(6)):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer this 28th day of December, 1998


                                    Aerolink International, Inc.
                              -------------------------------------------
                                      (Name of Association)


                              By:   /s/ Terry L. Engel
                                 ----------------------------------------
                              Terry L. Engel               (Signature)

                              Title:           President
                                    -------------------------------------

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE




                          CERTIFICATE OF INCORPORATION

                   OFFICE OF THE SECRETARY OF THE COMMONWEALTH

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

WHEREAS, The stipulations and conditions of the Law have been fully complied with by

                          AEROLINK INTERNATIONAL, INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

         Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                                GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 8th day of October in the year of our Lord one thousand nine hundred and eighty-seven and of the Commonwealth the two hundred twelfth



                                            /s/ Secretary of the Commonwealth
                                            ------------------------------------
                                                Secretary of the Commonwealth

















ECKERT SEAMANS CHERIN & MELLOTT
600 GRANT ST 42nd Floor
PITTSBURGH, PA  15219